KEMPER-DREMAN
SMALL CAP VALUE FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 1995

Seeking long-term capital appreciation

"We were able to identify new opportunities and benefited from positions that were already in place."

TABLE OF CONTENTS

3
GENERAL
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

6
TERMS TO KNOW

8
INDUSTRY SECTORS

9
INDIVIDUAL HOLDINGS

10
PORTFOLIO OF INVESTMENTS

12
REPORT OF
INDEPENDENT AUDITORS

13
FINANCIAL STATEMENTS

15
NOTES TO
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

AT A GLANCE

Kemper-Dreman Small Cap Value Fund total return for the year ended December 31, 1995 (unadjusted for any sales charge) is shown below. Please note Class B and C Shares' one year returns are not available due to their inception date of September 11, 1995.



KEMPER-DREMAN           LIPPER SMALL
  SMALL CAP             COMPANY GROWTH
  VALUE FUND            FUNDS CATEGORY
   CLASS A                 AVERAGE*
  ------------          --------------

     43.29%                 31.54%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

NET ASSET VALUE
------------------------------------------------------------------------------

                      As of       As of      As of
                      12/31/95    9/11/95    12/31/94
------------------------------------------------------------------------------

KEMPER-DREMAN
SMALL CAP VALUE
FUND A CLASS          $14.50      $15.75     $10.85
------------------------------------------------------------------------------
KEMPER-DREMAN
SMALL CAP VALUE
FUND CLASS B          $14.48      $15.75        n/a
------------------------------------------------------------------------------
KEMPER-DREMAN
SMALL CAP VALUE
FUND CLASS C          $14.48      $15.75        n/a
------------------------------------------------------------------------------


KEMPER-DREMAN SMALL CAP VALUE
FUND LIPPER RANKINGS
-------------------------------------------------------------------------------

Compared to all other funds in the Lipper Small Company Growth Funds Category*

                               CLASS A
-------------------------------------------------------------------------------
1-YEAR                       #55 of 305 FUNDS
-------------------------------------------------------------------------------
3-YEAR                       #74 of 151 FUNDS
-------------------------------------------------------------------------------


*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.


DIVIDEND REVIEW
-------------------------------------------------------------------------------

During the fiscal year, Kemper-Dreman Small Cap Value Fund paid the following dividends:

                                CLASS A         CLASS B         CLASS C
-------------------------------------------------------------------------------

SHORT-TERM
CAPITAL GAIN:                   $0.67           $0.67           $0.67
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN:                   $0.3026         $0.17           $0.17
--------------------------------------------------------------------------------

ABOUT YOUR REPORT

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.

  Specifically, your report now includes:

  - Terms you need to know related to your fund

  - A look at your fund's sector weightings and how they have changed

  - A comparison of your fund and its benchmark sector weightings

  - Your fund's largest individual holdings

    If you have any comments about the revised format, please write to:

  Kemper Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

GENERAL ECONOMIC OVERVIEW

[PICTURE]

Stephen B. Timbers is president, chief executive and chief investment officer of Kemper Financial Services, Inc. (KFS). KFS and its affiliates manage approximately $70 billion in assets, including $43 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDER:

Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.

  What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.

  Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.

  Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there have been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.

  Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent (+). Remember, of course, that in January alone the Standard & Poor's 500 Stock Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.

  Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.

  As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.

  The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.

  As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers

Stephen B. Timbers
President, Chief Investment and Executive Officer


February 20, 1996

(+) Source: Based upon the average of the Standard & Poor's 500 Stock Index since 1928 (Towers Data Systems). This data is historical and does not reflect future results. The S&P 500 is an unmanaged index generally representative of the U.S. Stock Market.

GENERAL ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
  ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

  Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                Now (1/31/96)  6 Months ago     1 Year ago      2 Years ago
                                -------------  ------------     ----------      -----------
10 YEAR TREASURY RATE(1)             5.65         6.49             7.47            5.97
PRIME RATE(2)                        8.50         8.75             9.00            6.00
INFLATION(3)*                        2.60         2.90             2.87            2.52
U.S. DOLLAR(4)                      -0.57        -4.1              5.54           -0.02
CAPITAL GOODS ORDERS(5)*            11.63         7.10            23.00           15.48
INDUSTRIAL PRODUCTION(6)             0.07         3.17             5.41            4.21
EMPLOYMENT GROWTH(7)                 1.18         2.03             3.15            2.49


1 Falling interest rates in recent years have been a big plus for financial assets.

2  The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on corporate profits and equity performance.

7  An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.

* Data as of December 31, 1995

PERFORMANCE UPDATE

Michael Berry joined Dreman Value Advisors, Inc. (DVA) in 1994 and is a managing director of DVA and portfolio manager of Kemper-Dreman Small Cap Value fund. Berry received a bachelors in math from the University of Waterloo, and M.B.A. in marketing from the University of connecticut and a Ph.D. in Finance from Arizona State University.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

AMID A STRONG BULL STOCK MARKET, KEMPER-DREMAN SMALL CAP VALUE FUND ENDED THE YEAR OUTPERFORMING THE AVERAGE OF ITS LIPPER PEERS. PORTFOLIO MANAGER MICHAEL BERRY DISCUSSES THE STRATEGY BEHIND THIS STRONG PERFORMANCE AND HIS OUTLOOK FOR 1996.

Q     THROUGH MOST OF 1995, SMALL CAPITALIZATION STOCKS GENERALLY LAGGED
      THEIR LARGER COUNTERPARTS. YET KEMPER-DREMAN SMALL CAP VALUE FUND CLASS A SHARES POSTED A 43.29% GAIN FOR THE YEAR, OUTPACING BOTH THE DOW JONES INDUSTRIAL AVERAGE AND THE STANDARD & POOR'S 500 STOCK Index. WHAT WAS THE KEY TO THE FUND'S SUCCESS?

A Looking at the overall market, large cap stocks did outperform small caps for most of the year. But within the small cap arena, value generally outperformed growth. Within that context, we were able to identify new opportunities and benefited from positions that were already in place. For example, the financial stocks we'd purchased in 1994, and even earlier, really came to life as interest rates declined. As of December 31, we had about 29% of assets in this sector, diversified among savings and loan institutions, banks, financial services and insurance. Imperial Credit Industries and Coast Savings Financial were big winners for us. Gaming stocks contributed some solid performance as well. Bally Entertainment and Casino Data Systems, two of our top holdings, were up 129% and 138%, respectively in 1995. Cyrix, a contrarian technology position, was up almost 50% before we sold it in November.



Q SINCE JOINING THE KEMPER FAMILY IN SEPTEMBER, 1995, THE FUND HAS GROWN FROM ABOUT $12.2 MILLION TO APPROXIMATELY $32 MILLION. HOW HAS THIS GROWTH AFFECTED YOUR MANAGEMENT OF THE FUND?

A With a return of over 40%, a good portion of that growth obviously came from the appreciation of assets in the portfolio. But we've also seen a significant increase in new money coming into the fund, which put us in an enviable position. We were able to invest in some new opportunities without having to sell any existing positions. For example, in December we positioned the portfolio for 1996 with issues such as Sports & Recreation, Insurance Auto Auctions, First Financial Caribbean Corp. and Stewart & Stevenson Services. We were able to increase the fund's yield without selling stocks we believed to be well-positioned for 1996.


Q     HOW HAS THE FUND'S INVESTMENT PORTFOLIO CHANGED OVER THE PAST YEAR?

A The past year has been a period of reaping the benefits as our selections made gains. One area that we did cut back was technology. Our exposure wasn't all that high to begin with -- 12.4% at the end of 1994 -- but the whole sector

PERFORMANCE UPDATE

became so overowned at the beginning of the year that we couldn't justify staying there. At the end of 1995 our only remaining technology holding was EXAR Corporation, a company that manufactures integrated circuits. That stock ended the year down 40%. We're still interested in EXAR, however, and several other technology stocks that should become more value-oriented in 1996.

    In terms of purchases, we added to our gaming exposure. In fact, Bally and Casino Data systems were the fund's top two holdings as of December 31. (See page 9 for a listing of the fund's top ten holdings.) I think this area still presents some strong potential. Also, we bought some specialty retailers and energy stocks. Toward year-end, I focused on adding some yield to the portfolio with a few utilities and stocks like Haggar (apparel), Duracraft (a maker of energy efficient home products) and Insurance Auto Auctions (the largest reseller of stolen and damaged cars to the insurance industry) -- traditonal value stocks that boast strong fundamentals. After the market's substantial gains in 1995, a correction would certainly not be a surprise.
Some additional yield can add a cushion for the fund's total return if one were to occur.

Q SINCE ITS INCEPTION IN 1992, KEMPER-DREMAN SMALL CAP VALUE FUND'S DIVIDEND PAYMENT HISTORY HAS BEEN SPORADIC-SOMETIMES QUARTERLY, SOMETIMES SEMIANNUALLY. WHAT IS THE REASON FOR THIS, AND WHAT CAN SHAREHOLDERS EXPECT GOING FORWARD?

A Generally speaking, companies with smaller market capitalizations typically generate less dividend income per share than their larger counterparts, and often reinvest profits for additional growth and development. In fact, almost half of the stocks in the portfolio are non-income producing. While Kemper-Dreman Small Cap Value Fund has enjoyed strong total returns, it generally does not earn sufficient income to warrant quarterly income distributions. In fact, since the fund's inception in 1992, most of its dividend distributions have been derived from capital gains. For this reason, the fund's Board of Directors has voted to change the fund's dividend payment schedule to one annual distribution paid at year-end. However, for regulatory reasons, additional dividend payments may be required.


Q  WHAT IS YOUR OUTLOOK FOR 1996, AND WHAT STOCKS ARE YOU CURRENTLY
   INTERESTED IN?

A It's possible that we'll see slower growth in 1996. But with some strong interest rate cuts by the Federal Reserve Board, small caps could reverse the underperformance cycle we saw in 1995.

   With regard to the stocks we're looking at, I think health maintenance organizations -- which have been very much out of favor -- could reach historic lows in the coming months. That area could provide some real value opportunities. I'm looking at some oil drilling and exploration stocks, and I think there's some potential among the retail stocks, which have been struggling. As always, we're looking at stocks that are cheap and out of favor but that growth-conscious investors will be seeking out in the small cap sector.

TERMS TO KNOW

VALUE STYLE OF INVESTING   Investors following this investment style seek to
find value among promising stocks that are currently out of favor -- or, in other words, are trading at prices lower than their earnings would suggest. A value stock is the stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general. Or they can become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
For periods ended December 31, 1995 (adjusted for the applicable sales charge)

                                                          LIFE OF
                                                1-YEAR    CLASS
---------------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND CLASS A      35.07%     15.12%     (since 5/22/92)
---------------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND CLASS B        N/A      -6.19      (since 9/11/95)
---------------------------------------------------------------------------------------
KEMPER-DREMAN SMALL CAP VALUE FUND CLASS C        N/A      -2.51      (since 9/11/95)
---------------------------------------------------------------------------------------



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER-DREMAN
SMALL CAP VALUE FUND CLASS A FROM 5/31/92 THROUGH 12/31/95
-----------------------------------------------------------------------------


                                                     5/31/92     12/31/93    12/31/94    12/31/95
--------------------------------------------------------------------------------------------------
Kemper-Dreman Small Cap Value Fund Class A(1)        $10,000     $11,584     $11,601     $16,623

Russell 2000 Index (+)                                10,000      13,391      13,147      16,889



Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return, and for B and C Shares, total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares, adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the maximum contingent deferred sales charge of 4%. There is no sales charge for Class C Shares. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance shown is for Class A Shares and includes reinvestment of dividends and adjustment for the maximum sales charge of 5.75%. In comparing Kemper-Dreman small Cap Value Fund to the Russell 2000 Index, (+) you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

(+) The Russell 2000 Index is an unmanaged capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
Data show the percentage of the common stocks in the portfolio that each sector represented on December 31, 1995 and on December 31, 1994.


                                  KEMPER-DREMAN SMALL        DREMAN SMALL CAP
                                  CAP VALUE FUND AS OF       VALUE FUND AS OF
                                  12/31/95                   12/31/94
------------------------------------------------------------------------------
FINANCE                             32.6%                      24.3%

CONSUMER NONDURABLES                25.1%                      22.6%

CAPITAL GOODS                       23.7%                       5.9%

ENERGY                              10.4%                       7.4%

BASIC INDUSTRIES                     3.0%                      13.2%

TECHNOLOGY                           2.7%                      12.4%

TRANSPORTATION                       2.5%                       4.9%

HEALTH CARE                          0.0%                       9.3%


A COMPARISON WITH THE RUSSELL 2000 INDEX
Data show the percentage of the common stocks in the portfolio that each sector of Kemper-Dreman Small Cap Value Fund represented on December 31, 1995, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.


                                  KEMPER-DREMAN SMALL        RUSSELL 2000
                                  CAP VALUE FUND AS OF       INDEX AS OF
                                  12/31/95                   12/31/95
------------------------------------------------------------------------------
FINANCE                             32.6%                      22.2%

CONSUMER NONDURABLES                25.1%                      21.7%

CAPITAL GOODS                       23.7%                       9.5%

ENERGY                              10.4%                       4.9%

BASIC INDUSTRIES                     3.0%                       6.0%

TECHNOLOGY                           2.7%                      16.7%

TRANSPORTATION                       2.5%                       2.5%

HEALTH CARE                          0.0%                      10.0%

CONSUMER DURABLES                    0.0%                       3.6%

UTILITIES                            0.0%                       2.8%

SMALL CAPITALIZATION/
  INTERNATIONAL                      0.0%                       0.1%


INDIVIDUAL HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
Representing 43.7% of the fund's total net assets on December 31, 1995

---------------------------------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                                                PERCENT
---------------------------------------------------------------------------------------------------------------------------------
1.  BALLY ENTERTAINMENT CORP.               Through its subsidiaries, Bally owns and operates casino hotels in             6.3%
                                            Atlantic City, New Jersey, and Las Vegas, Nevada; operates a gambling house in Tunica, Mississippi; and is currently building a riverboat casino in New Orleans, Louisiana.  Through Bally's Health and Tennis,
                                            this company also owns and operates about 350 fitness centers in the
                                            U.S. and Canada.
---------------------------------------------------------------------------------------------------------------------------------
2.  CASINO DATA SYSTEMS                     A leading supplier to the gaming industry of slot accounting and player        5.8%
                                            tracking systems; manufactures meters, signs and graphics; designs and manufactures gaming devices and develops custom programming tools.
---------------------------------------------------------------------------------------------------------------------------------
3.  BLOUNT, INC.                            Manufactures outdoor products, forestry harvest and sporting equipment;        5.0%
                                            products include saw chains, sprockets, timber harvest and log loading equipment, industrial tractors and sporting ammunition.
---------------------------------------------------------------------------------------------------------------------------------
4.  SOFAMOR-DANEK GROUP                     Manufacturer of spinal implant devices.                                        4.8%
---------------------------------------------------------------------------------------------------------------------------------
5.  IMPERIAL CREDIT INDUSTRIES              A specialty lender with a thrift and loan subsidiary.                          4.6%
---------------------------------------------------------------------------------------------------------------------------------
6.  MERCER INTERNATIONAL                    Seeks assets or companies capable of providing cash flow or that can           4.3%
                                            be used to secure long-term borrowing; operates in the financial services and environmental industries; provides industrial remediation services and pulp and paper recycling in eastern Germany.
---------------------------------------------------------------------------------------------------------------------------------
7.  KCS ENERGY                              Engaged in the exploration, transport, production and marketing of             3.8%
                                            natural gas, oil and gas.
---------------------------------------------------------------------------------------------------------------------------------
8.  PHH CORPORATION                         A business services company specializing in vehicle fleet and fuel             3.2%
                                            management services, corporate relocation, corporate real estate management services and mortgage banking services.
---------------------------------------------------------------------------------------------------------------------------------
9.  ATLANTIC TELENETWORK                    A holding company whose principal subsidiaries include Virgin Islands          3.1%
                                            Telephone Co. and Guyana Telephone and Telegraph Co.
---------------------------------------------------------------------------------------------------------------------------------
10. FREEPORT-MCMORAN, INC.                  Engaged in the production of phosphate fertilizers, the mining of              2.8%
                                            phosphate rock and the mining, transport and terminalling of sulfur;
                                            develops related oil reserves.
---------------------------------------------------------------------------------------------------------------------------------



PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN SMALL CAP VALUE FUND

Portfolio of Investments at December 31, 1995
(Dollars in thousands)

----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                  NUMBER OF SHARES      VALUE
BANKS--6.7%
                                 Brooklyn Bancorp, Inc.                                    6,900    $   281
                                 CENFED Financial Corp.                                   12,500        300
                              (a)Coast Savings Financial                                   8,500        294
                                 Compass Bancshares                                       15,000        495
                                 Liberty Bancorp                                          12,000        447
                                 North Side Savings Bank                                   9,600        293
                                 ------------------------------------------------------------------------------
                                                                                                      2,110
----------------------------------------------------------------------------------------------------------------
CHEMICALS--2.8%
                                 Freeport-McMoRan Inc.                                    23,866        883
----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.1%
                              (a)Atlantic Tele-Network                                    90,200        975
----------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED
SERVICES--9.4%
                                 Central Maine Power Co.                                  30,500        438
                                 Giant Industries                                         60,600        742
                              (a)International Technology Corp.                          105,900        278
                                 KCS Energy                                               80,700      1,211
                                 Stewart & Stevenson Services                             11,700        295
                                 -----------------------------------------------------------------------------
                                                                                                      2,964
----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--12.2%
                                 Bally Entertainment Corp.                               142,800      1,999
                              (a)Casino Data Systems                                      73,900      1,848
                                 -----------------------------------------------------------------------------
                                                                                                      3,847
----------------------------------------------------------------------------------------------------------------
FINANCIAL
SERVICES--22.5%
                                 Del Webb Corp.                                           36,000        725
                                 First Commerce Corp.                                     16,900        541
                                 First Financial Caribbean Corp.                          16,200        304
                                 Guaranty National Insurance                              27,300        420
                                 Imperial Credit Industries                               67,100      1,459
                              (a)Insurance Auto Auctions                                  24,000        258
                              (a)Mercer International, Inc.                               66,600      1,365
                                 PHH Corporation                                          21,700      1,014
                                 Roosevelt Financial Group                                31,400        608
                                 T.R. Financial Corp.                                     16,300        416
                                 -----------------------------------------------------------------------------
                                                                                                      7,110
----------------------------------------------------------------------------------------------------------------
MANUFACTURING--22.0%
                              (a)ACX Technologies, Inc.                                   39,400        596
                                 Ameron, Inc.                                              9,700        365
                                 Blount, Inc.                                             60,650      1,592
                              (a)Duracraft Corp.                                          16,500        415
                                 Matthews International Corp.                              8,300        162
                              (a)Mueller Industries, Inc.                                 24,200        708
                                 Rexene Corp.                                             63,500        683
                              (a)Sofamor-Danek Group                                      53,700      1,524
                                 Sturm Ruger & Co.                                        16,200        443
                                 Texas Industries                                          8,800        466
                                 -----------------------------------------------------------------------------
                                                                                                      6,954

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
----------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF SHARES      VALUE

RETAILING--8.0%
                                 J. Baker, Inc.                                           70,300    $   404
                                 Cato Corp.                                               84,700        656
                                 Haggar Apparel Co.                                       13,800        248
                              (a)Jean Philippe Fragrances                                 77,800        632
                              (a)Sports & Recreation                                      84,600        603
                                 -----------------------------------------------------------------------------
                                                                                                      2,543
----------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS--2.5%
                              (a)EXAR Corporation                                         53,800        794
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.2%
                                 Airborne Freight Corp.                                   26,300        700
                                 -------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--91.4%
                                 (Cost: $27,350)                                                     28,880
                                 -------------------------------------------------------------------------------
                                 CASH AND OTHER ASSETS, LESS
                                 LIABILITIES--8.6%                                                    2,726
                                 -------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                   $31,606
                                 -------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $27,350,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $2,760,000, the aggregate gross unrealized depreciation was $1,230,000 and the net unrealized appreciation on investments was $1,530,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER-DREMAN SMALL CAP VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Small Cap Value Fund as of December 31, 1995 and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on that financial statement and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Small Cap Value Fund at December 31, 1995 and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 16, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
(in thousands)

 ASSETS

Investments, at value
(Cost: $27,350)                                                                                 $28,880
-------------------------------------------------------------------------------------------------------
Cash                                                                                              3,464
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                2,679
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                                  133
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                          17
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                 35,173
-------------------------------------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Payable for:
  Fund shares redeemed                                                                              496
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                           3,019
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                      9
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                           5
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                         3
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                              7
-------------------------------------------------------------------------------------------------------
  Other                                                                                              28
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                             3,567
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $31,606
-------------------------------------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS

Paid-in capital                                                                                 $29,769
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                      307
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        1,530
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $31,606
-------------------------------------------------------------------------------------------------------

 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($20,684,000 divided by 1,427,000 shares outstanding)                                          $14.50
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $15.38
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($8,072,000 divided by 557,000 shares outstanding)                                             $14.48
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($985,000 divided by 68,000 shares outstanding)                                                $14.48
--------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($1,865,000 divided by 128,000 shares outstanding)                                             $14.52
--------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 1995
(in thousands)
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME

  Dividends                                                                                  $  123
---------------------------------------------------------------------------------------------------
  Interest                                                                                       16
---------------------------------------------------------------------------------------------------
    Total investment income                                                                     139
---------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                113
---------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       9
---------------------------------------------------------------------------------------------------
  Administrative services fee                                                                    10
---------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                         60
---------------------------------------------------------------------------------------------------
  Professional fees                                                                               9
---------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                        15
---------------------------------------------------------------------------------------------------
  Registration fees                                                                              15
---------------------------------------------------------------------------------------------------
  Directors' fees and other                                                                      10
---------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                                                        241
---------------------------------------------------------------------------------------------------
Less expenses waived by investment manager                                                       62
---------------------------------------------------------------------------------------------------
    Total expenses after waiver                                                                 179
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                             (40)
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on sales of investments                                                   1,914
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                        2,016
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                       3,930
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $3,890
---------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                            YEAR ENDED DECEMBER 31,
                                                                           1995                1994
-----------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment loss                                                     $   (40)                 (2)
------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                  1,914                  (4)
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                     2,016                (465)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             3,890                (471)
------------------------------------------------------------------------------------------------------
Distribution from net realized gain                                        (1,603)               (173)
------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                               22,388               2,699
------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                               24,675               2,055
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET ASSETS

Beginning of year                                                           6,931               4,876
------------------------------------------------------------------------------------------------------
END OF YEAR                                                               $31,606               6,931
------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper-Dreman Small Cap Value Fund (the Fund) is a
                             separate series of Kemper-Dreman Fund, Inc. (KDF), an open-end management investment company organized as a corporation in the state of Maryland. Prior to September 11, 1995, KDF was known as Dreman Mutual Group, Inc.

                             On September 11, 1995, the Fund began offering four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined

NOTES TO FINANCIAL STATEMENTS

                             separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. On August 24, 1995, KDF
                             entered into a management agreement with Dreman
                             Value Advisors, Inc. (DVA), a wholly owned subsidiary of Kemper Financial Services, Inc. The
                             Fund currently pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $54,000 to DVA for the period from August 24, 1995 to December 31, 1995.

                             Prior to August 24, 1995, KDF had entered into an investment management agreement with Dreman Value Management, L.P. (DVM), the Fund's former investment manager. The Fund paid a management fee at an annual rate of 1% of the first $1 billion of average net assets declining to .75% of average net assets in excess of $1 billion to DVM. The Fund incurred a management fee of $59,000 to DVM for the period from January 1, 1995 to August 23, 1995.

                             DVA has agreed to waive its management fee and absorb operating expenses to the extent necessary to limit the Fund's operating expenses to the following percentages of average daily net assets until September 11, 1996: Class A, 1.25%, Class B, 2.00% and Class C, 1.95%. Under this arrangement, DVA waived expenses of $39,000 for the period from August 24, 1995 to December 31, 1995. In addition, DVM had agreed to reimburse the Fund for certain operating expenses, which amounted to $23,000 from January 1, 1995 to August 23, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. Effective September 11, 1995, KDF entered into an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI), an affiliate of DVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                COMMISSIONS
                                                                                               ALLOWED BY KDI
                                                                       COMMISSIONS     ------------------------------
                                                                     RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                     ---------------   -------------   --------------
                             For the period from September 11,
                             1995 to December 31, 1995                      --         $ 178,000         13,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group

NOTES TO FINANCIAL STATEMENTS


                             agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B shares.
                             Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                                                COMMISSIONS AND
                                                                                               DISTRIBUTION FEES
                                                                     DISTRIBUTION FEES            PAID BY KDI
                                                                     AND CDSC RECEIVED   ------------------------------
                                                                          BY KDI         TO ALL FIRMS    TO AFFILIATES
                                                                     -----------------   -------------   --------------
                                  For the period from September 11,
                                  1995 to December 31, 1995             $10,000           209,000          13,000

                             ADMINISTRATIVE SERVICES AGREEMENT. Effective
                             September 11, 1995, KDF entered into an
                             administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                              ASF PAID BY KDI
                                                                       ASF PAID BY      ----------------------------
                                                                     THE FUND TO KDI    TO ALL FIRMS   TO AFFILIATES
                                                                     ----------------   ------------   -------------
                                 For the period from September 11,
                                 1995 to December 31, 1995            $ 10,000          20,000          1,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement effective September 11, 1995 with KDF's transfer agent, Kemper Service Company
                             (KSvC), an affiliate of DVA, is the shareholder service agent of the Fund. For the period from September 11, 1995 to December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $14,000 with respect to the Fund.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of DVA. During the year ended December 31, 1995, the Fund made no payments to its officers and incurred directors' fees of $9,000 to independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $28,858

                             Proceeds from sales                          10,707

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                Year Ended December 31,
                                                                         1995                           1994
                                                                 --------------------           ---------------------
                                                                 SHARES       AMOUNT            SHARES        AMOUNT
                                      -------------------------------------------------------------------------------
                                       SHARES SOLD
                                       Class A                   1,364        $19,337             637        $  7,366
                                      -------------------------------------------------------------------------------
                                       Class B                     544          7,969              --              --
                                      -------------------------------------------------------------------------------
                                       Class C                      91          1,360              --              --
                                      -------------------------------------------------------------------------------
                                       Class I                     141          2,045              --              --
                                      -------------------------------------------------------------------------------
                                      -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       Class A                      77          1,060              15             169
                                      -------------------------------------------------------------------------------
                                       Class B                      23            333              --              --
                                      -------------------------------------------------------------------------------
                                       Class C                       3             44              --              --
                                      -------------------------------------------------------------------------------
                                       Class I                       6             92              --              --
                                      -------------------------------------------------------------------------------
                                      -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       Class A                    (653)        (9,016)           (447)        (4,836)
                                      -------------------------------------------------------------------------------
                                       Class B                     (10)          (155)             --              --
                                      -------------------------------------------------------------------------------
                                       Class C                     (26)          (400)             --              --
                                      -------------------------------------------------------------------------------
                                       Class I                     (19)          (281)             --              --
                                      -------------------------------------------------------------------------------
                                       NET INCREASE FROM CAPITAL SHARE
                                       TRANSACTIONS                           $22,388                        $  2,699
                                      -------------------------------------------------------------------------------

                                                      CLASS A

                                                        --------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,           MAY 22, 1992
                                                         1995      1994      1993        TO DEC. 31, 1992
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $10.85     11.23     11.52                  10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (.02)       --       .06                    .03
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                        4.64       .02       .23                   1.95
--------------------------------------------------------------------------------------------------------------
Total from investment operations                          4.62       .02       .29                   1.98
--------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                   --        --       .06                    .03
--------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      .97       .40       .52                    .43
--------------------------------------------------------------------------------------------------------------
Total dividends                                            .97       .40       .58                    .46
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $14.50     10.85     11.23                  11.52
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            43.29%      .15      2.54                  32.51
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                             1.25%     1.25      1.25                   1.25
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              (.16)%    (.03)      .53                    .81
--------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                                  1.83%     1.82      2.09                   4.29
--------------------------------------------------------------------------------------------------------------
Net investment loss                                       (.74)%    (.61)     (.32)                 (2.24)
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                            CLASS B              CLASS C              CLASS I
                                                          ---------------       --------------       ------------
                                                           SEPT. 11, 1995       SEPT. 11, 1995       NOV. 1, 1995
                                                         TO DEC. 31, 1995     TO DEC. 31, 1995    TO DEC. 31, 1995
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $15.75                15.75                14.25
-------------------------------------------------------------------------     ----------------    ----------------------
Income from investment operations:
  Net investment loss                                                (.02)                (.02)                  --
-------------------------------------------------------------------------     ----------------    ----------------------
  Net realized and unrealized gain (loss)                            (.41)                (.41)                1.11
-------------------------------------------------------------------------     ----------------    ----------------------
Total from investment operations                                     (.43)                (.43)                1.11
-------------------------------------------------------------------------     ----------------    ----------------------
Less distribution from net realized gain                              .84                  .84                  .84
-------------------------------------------------------------------------     ----------------    ----------------------
Net asset value, end of period                                     $14.48                14.48                14.52
-------------------------------------------------------------------------      ----------------    ---------------------
TOTAL RETURN (NOT ANNUALIZED)                                       (2.52)%              (2.51)                8.03
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------    ----------------    ----------------------
Expenses absorbed by the Fund                                        2.00%                1.95                  .47
-------------------------------------------------------------------------     ----------------    ----------------------
Net investment income (loss)                                         (.99)%               (.94)                 .28
-------------------------------------------------------------------------     ----------------    ----------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                             2.39%                2.35                  .90
-------------------------------------------------------------------------     ----------------    ----------------------
Net investment loss                                                 (1.38)%              (1.34)                (.15)
-------------------------------------------------------------------------     ----------------    ----------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES






                                                               YEAR ENDED DECEMBER 31,        MAY 22, 1992
                                                        1995     1994     1993            TO DEC. 31, 1992
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)           $31,606    6,931    4,875                 2,385
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                      86%     140       79                    37
----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. The investment manager agreed to waive its management fee and absorb operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On August 1, 1995 the results of the proxy solicitation were announced at a joint special shareholders meeting. Fund shareholders were asked to vote on four separate issues: election of eight Directors to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Advisors, Inc. (now Dreman Value Advisors, Inc. "DVA") and approval of a new investment management agreement with DVA in the event that Zurich Insurance Group purchases a controlling interest in the parent of DVA. The Dreman Funds voted together on items one and two which is why the number of votes is higher for these items. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Directors

                             For          Withheld
    James E. Akins           2,852,142     85,676
    Fred B. Renwick          2,852,812     85,606
    Arthur G. Gottschalk     2,838,008     99,810
    Frederick T. Kelsey      2,840,264     97,554
    Stephen B. Timbers       2,839,959     97,859
    John G. Weithers         2,839,028     98,790
    David B. Mathis          2,839,787     98,031
    John B. Tingleff         2,840,150     97,668

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

For        Against     Abstain
2,824,579  95,902      17,337

3) Approval of new investment management agreement

For        Against     Abstain
567,616    43,461      8,574

4) Approval of new management agreement in the event of Zurich merger

For        Against     Abstain
567,198    43,434      9,019

                                     NOTES

                                     NOTES

DIRECTORS AND OFFICERS

DIRECTORS

STEPHEN B. TIMBERS
President and Director

JAMES E. AKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDERICK T. KELSEY
Director

FRED B. RENWICK
Director

JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director

OFFICERS

MICHAEL A. BERRY
Vice President

DAVID N. DREMAN
Vice President

JAMES P. HOLMES
Vice President

JOHN E. NEAL
Vice President

JAMES R. NEEL
Vice President

JOHN E. PETERS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL
                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                           KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                           INVESTORS FIDUCIARY TRUST COMPANY
                           127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
                           ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                           DREMAN VALUE ADVISORS, INC.
                           10 Exchange Place
                           20th Floor
                           Jersey City, NJ 07302

PRINCIPAL UNDERWRITER
                           KEMPER DISTRIBUTORS, INC.
                           120 South LaSalle Street
                           Chicago, IL 60603

(LOGO)
Printed on recycled paper.

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KDSCF - 2 (2/96)                                   [KEMPER FUNDS LOGO]
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